MANAGED MUNICIPALS PORTFOLIO INC.

Supplement dated February 24, 1998 to
Prospectus dated September 26, 1997.

The following information supplements the information set forth in the Prospectus under "Appendix A-Zero Coupon Obligations ":

Zero Coupon Obligations

	The Portfolio may invest up to 10% of its total assets in zero coupon Municipal
Obligations.

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